TOWER PLACE OFFICE LEASE


                                 by and between


                                TOWER PLACE, L.P.


                          a Georgia Limited Partnership


                                       and


                                RMS TITANIC, INC

                              a Florida corporation


                                 March 27, 2000


                                Atlanta, Georgia



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                                TABLE OF CONTENTS


ARTICLE I  FUNDAMENTAL PROVISIONS, EXHIBITS AND DEFINITIONS...................4
     1.1   FUNDAMENTAL PROVISIONS.............................................4
     1.2   EXHIBITS...........................................................5
     1.3   DEFINITIONS........................................................5

ARTICLE II GRANT AND TERM.....................................................7
     2.1   PREMISES...........................................................7
     2.2   TERM...............................................................7

ARTICLE III RENT..............................................................7
     3.1   BASE RENTAL........................................................7
     3.2   BASE RENTAL ADJUSTMENT.............................................7
     3.3   OPERATING EXPENSES INCREASE........................................7
     3.4   GENERAL PROVISIONS REGARDING RENT..................................8
     3.5   INITIAL INSTALLMENT................................................9
     3.6   SECURITY DEPOSIT...................................................9
     3.7   LANDLORD'S SECURITY INTEREST.......................................9

ARTICLE IV RIGHTS AND DUTIES DURING LEASE TERM................................9
     4.1   PREPARATION OF THE PREMISES........................................9
     4.2   SERVICES..........................................................10
     4.3   LIABILITY OF LANDLORD.............................................10
     4.4   REPAIRS BY LANDLORD...............................................10
     4.5   RIGHTS OF LANDLORD TO ENTER PREMISES..............................10
     4.6   AGREEMENTS OF TENANT..............................................11
     4.7   SIGNS.............................................................11
     4.8   BUILDING NAME.....................................................12
     4.9   HAZARDOUS MATERIALS...............................................12
     4.10  INSURANCE.........................................................12
     4.11  LIENS.............................................................13

ARTICLE V ASSIGNMENT AND SUBLETTING..........................................13
     5.1   ASSIGNMENT AND SUBLETTING.........................................13

ARTICLE VI DEFAULT AND REMEDIES..............................................14
     6.1   EVENTS OF DEFAULT.................................................14
     6.2   REMEDIES..........................................................14

ARTICLE VII  DESTRUCTION OR DAMAGE; CONDEMNATION.............................15
     7.1   DESTRUCTION OF OR DAMAGE TO PREMISES..............................15
     7.2   EMINENT DOMAIN....................................................15
     7.3   DETERMINATION OF TIME REQUIRED TO REBUILD.........................15
     7.4   PARTIAL DESTRUCTION OR TAKING.....................................16

ARTICLE VIII ADDITIONAL PROVISIONS...........................................16
     8.1   ADDRESSES - NOTICES...............................................16
     8.2   MANAGER...........................................................17
     8.3   SURRENDER OF PREMISES.............................................17
     8.4   HOLDING OVER......................................................17
     8.5   BROKER............................................................17
     8.6   WAIVER OF RIGHTS..................................................17
     8.7   WAIVER OF HOMESTEAD AND EXEMPTION; BANKRUPTCY OF TENANT...........17
     8.8   NO ESTATE IN LAND; RELATIONSHIP OF THE PARTIES....................18
     8.9   RECORDING.........................................................18
     8.10  GOVERNMENTAL REGULATIONS..........................................18
     8.11  SUBORDINATION AND ATTORNMENT:.....................................19
     8.12  ESTOPPEL CERTIFICATION............................................19
     8.13  SEVERABILITY......................................................19
     8.14  CAPTIONS..........................................................20
     8.15  SUCCESSORS AND ASSIGNS............................................20
     8.16  SALE OF BUILDING..................................................20
     8.17  TRANSFER OF TENANTS...............................................20
     8.18  GOVERNING LAW.....................................................20
     8.19  TIME IS OF ESSENCE................................................20
     8.20  LIMITATION OF LIABILITY...........................................20
     8.21  EXECUTION.........................................................20
     8.22  MULTIPLE TENANTS..................................................20
     8.23  FORCE MAJEURE.....................................................20
     8.24  QUIET ENJOYMENT...................................................20
     8.25  ATTORNEYS' FEES...................................................20
     8.26  ALTERATIONS IN COMPOSITION OF COMMON AREAS........................20
     8.27  PARKING...........................................................21
     8.28  SPECIAL STIPULATIONS..............................................21
     8.29  AUTHORIZATION.....................................................21


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SPECIAL STIPULATION..........................................................23
EXHIBIT "A"..................................................................24
EXHIBIT "B"..................................................................25
EXHIBIT "C"..................................................................26
EXHIBIT "D"..................................................................27
EXHIBIT "E"..................................................................28
EXHIBIT "F"..................................................................29
EXHIBIT "G"..................................................................31


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                            TOWER PLACE OFFICE LEASE

     THIS TOWER PLACE OFFICE LEASE (this "Lease") is made as of this 27 day of March, 2000, by and between TOWER PLACE, L.P. ,a Georgia Limited Partnership (herein called "Landlord"), and RMS Titanic, Inc., a Florida Corporation (herein called "Tenant").

                                    ARTICLE I

                FUNDAMENTAL PROVISIONS. EXHIBITS AND DEFINITIONS

     1.1  FUNDAMENTAL  PROVISIONS:   The  following  is  a  summary  of  certain
fundamental provisions of the Lease:

     (a) Landlord:  Tower Place, L.P., a Georgia Limited Partnership;

     (b) Tenant:    RMS Titantic, Inc., a Florida Corporation

     (c) Premises:  Suite 1225

     (d) Building:  3340 Peachtree  Road N.E.,  Tower Place,  Atlanta,  Georgia;

     (e) Stipulated Square Footage (Premises): Approximately 2,759 rentable square feet;

     (f) Stipulated Square Footage (Building): 609,334 rentable square feet;

     (g) Base Rental: Subject to adjustment in accordance with the provisions of Section 3.2 hereof, Sixty four thousand eight hundred and thirty six, 56/100 DOLLARS ($64,836.56) per annum, payable monthly in advance in equal installments of Five thousand four hundred and three dollars, 04/100 DOLLARS ($5,403.04) per month;

     (h) Initial Installment: Five thousand four hundred and three dollars, 04/100 DOLLARS ($5,403.04);


     (i) Security Deposit: Five thousand four hundred and three dollars, 04/100 DOLLARS ($5,403.04);

     (j)  Base Year: Calendar year 2000;

     (k)  Tenant's Share: .45 percent (.45%);

     (l) Anticipated Commencement Date: April 18, 2000; the actual Commencement Date shall be determined in accordance with the provisions of Section
          2.2 and confirmed in the Commencement Date Agreement;

     (m) Expiration Date: Five (5) years and (0) months after the Commencement Date (unless the Commencement Date occurs on other than the first day of a calendar month, in which case the Expiration Date shall be the last day of the calendar month in which foregoing date occurs);

     (n)  Tenant's  Address  Prior  to  Commencement  Date:  for  Notices:   RMS
          Titantic, Inc. 17 Battery Place Suite 203 New York, NY 10004


          Following Commencement Date:

          Tower Place
          Suite 1225
          3340 Peachtree Road, NE
          Atlanta,  Georgia 30326
          Attn: Arnie Geller

     (0)  Manager: Regent Partners, Inc., a Georgia Corporation;

     (p)  Landlord's Broker: Regent Partners, Inc., a Georgia Corporation;

     (q)  Tenant's Broker: Frank M. Darby Company, a Georgia Corporation

     (r) Maximum Number of Parking Spaces Available to Tenant as of the Commencement Date: Seven (7).

It is understood that the foregoing is intended as a summary of certain portions of the Lease and is intended for convenience only. If there is a conflict between the above summary and any provisions of this Lease hereafter set forth, the latter shall govern and control.

         1.2 EXHIBITS: The following exhibits are attached to this Lease, are by this reference incorporated into the Lease and made a part hereof and are to be construed as part of this Lease:

                                    Special Stipulations
            EXHIBIT "A"    -        Floor Plan(s) of Premises;
            EXHIBIT "B"    -        Legal Description - Tower Place Complex;
            EXHIBIT "C"    -        Commencement Date Agreement (form);
            EXHIBIT "D"    -        Operating Expenses;
            EXHIBIT "E"    -        Work Schedule;
            EXHIBIT "F"    -        Rules and Regulations; and
            EXHIBIT "G"    -        Estoppel Certificate

         1.3 DEFINITIONS: The following terms, as defined below, are used generally in this Lease, in addition to other terms defined herein:

          (a) Base Rental means the annual rental provided in Section 1.1 (g) above which is payable pursuant to Section 3.1 and as same may be adjusted in accordance with the provisions of Section 3.2;

          (b) Base Year means the calendar year stipulated in Section 1. 1 (j);

          (c) Building means the 29-story office building located in the Tower Place Complex and having a street address of 3340 Peachtree Road N.E., Atlanta, Georgia, together with any additions, replacements or alterations to same;

          (d) Commencement Date means the date on which the Lease Term begins as determined in accordance with the provisions of Section 2.2 and as memorialized by Landlord and Tenant in the Commencement Date Agreement. The Anticipated Commencement Date is as set forth in Section 1.1(1) above;

          (e) Commencement Date Agreement means the agreement to be executed by Landlord and Tenant to memorialize the Commencement Date. The Commencement Date Agreement shall be in the form attached as Exhibit "C", with the blanks appearing thereon completed in accordance with the provisions hereof;

          (f) Common Area or Common Areas means all areas, whether improved or unimproved, within the exterior boundaries of the Tower Place Complex which are now or hereafter made available for the nonexclusive use, convenience and benefit of Landlord and Tenant and other tenants of the Tower Place Complex, their employees, agents, customers, invitees and licensees, including, without limiting the generality of the foregoing, malls, walkways, driveways, curbs, gutters, sidewalks, corridors, loading zones, service areas, signs, courts, paving, lighting and landscaped and planted areas. The meaning of "Common Area" or "Common Areas" may be expanded, contracted or otherwise altered in accordance with the provisions of
     Section 8.26;

          (h) Estimated  Operating Expense Increase means Landlord's estimate of
     (a) the amount by which the Operating Expenses for an Expense Increase Year will be in excess of the Operating Expense Base multiplied by (b) Tenant's Share;

          (i) Estimated Operating Statement means a statement rendered to Tenant setting forth: (A) Landlord's reasonable estimate of the projected Operating Expenses for the then-current Expense Increase Year, (B) a computation of the Estimated Operating Expense Increase due for the then-current Expense Increase Year, (C) a computation of the monthly Estimated Operating Expense Increase installments to be paid by Tenant pursuant to the Estimated Operating Statement, being one-twelfth (1/12) of the amount determined pursuant to clause (B) above, and (D) a computation of the amount due Landlord, or credit due Tenant, in respect of the lapsed months of the then-current Expense Increase Year;

          (j) Expense Increase Year means each calendar year, commencing with the calendar year following the Base Year, falling, in whole or in part, within the Lease Term;

          (k) Expiration Date means the date provided or determined as set forth in Section l.l(m) above;

          (1) Initial Installment means the amount stipulated in Section l.l(h), equal to one monthly installment of the initial Base Rental, which has been paid by Tenant to Landlord under the provisions of Section 3.5;

          (m) Landlord's Broker means the entity designated in Section 1. l(p);

          (n) Landlord's Mortgage means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Tower Place Complex, the Building or the Premises, and all modifications, renewals, consolidations, extensions or replacements thereof;

          (0) Lease Term means that period of time beginning on the Commencement Date and ending on the Expiration Date, as same may be extended or renewed in accordance with any renewal or extension option expressly provided by this Lease;

          (p) Manager means any entity appointed by Landlord to manage the Building and/or perform all or certain of Landlord's obligations under this Lease. The Manager as of the date hereof is stated in Section 1.1 (0);

          (q) Operating Expense Base means, subject to Section 3.3(d) hereof, Operating Expenses for the Building for the Base Year;

          (r) Operating Expense Increase means the payments to be made by Tenant to Landlord in the amounts, at the times and in the manner provided for by
     Section 3.3;

          (s) Operating Expenses are defined in Exhibit "D", which is attached hereto, and are subject to Section 3.3(d)hereof;

          (t) Operating Statement means a statement setting forth (1) the Operating Expenses for an Expense Increase Year, (2) a computation of the total Operating Expense Increase payable by Tenant for such Expense Increase Year, (3) an accounting for Estimated Operating Expense Increase payments, if any, made during such Expense Increase Year and (4) the amount of Operating Expense Increase then payable to Landlord, or the credit in respect thereof to which Tenant is entitled, for such Expense Increase Year, taking into account (with respect to any such credit) any increase in Estimated Operating Expense Increase payments due Landlord pursuant to any Estimated Operating Statement also rendered with respect to the then-current Expense Increase Year;

          (v) Premises means that space in the Building described in Section l.l(c) and more particularly identified by diagonal lines or shaded area on the floor plan(s) attached as Exhibit "A" to this Lease;

          (w) Rules and Regulations mean the agreements of Tenant concerning the operation and/or use of the Building and/or the Tower Place Complex contained in the attached Exhibit "F", as same may be modified or replaced from time to time by Landlord in its sole, but reasonable, discretion;

          (x) Security Deposit means the amount stipulated in Section 1. l(i), which sum has been deposited by Tenant with Landlord under the provisions of Section 3.6;

          (y) Tenant's Broker means the entity, if any, designated in
Section 1.1 (q);

          (z) Tenant's Share means that number, stated as a percentage, determined by dividing the number of rentable square feet in the Premises (which, for purposes of this provision, Landlord and Tenant stipulate to be as set forth in Section 1.1 (e) as of the date hereof) by the number of rentable square feet in the Building (which, for purposes of this provision, Landlord and Tenant stipulate to be as set forth in Section l.l(f) as of the date hereof). Therefore, Tenant's Share shall be as stated in Section 1. l(k) as of the date hereof;

          (aa) Total Rent means, collectively, the Base Rental and the Operating Expense Increase;

          (bb) Tower Place Complex means that certain mixed-use development situated on the property more particularly described in Exhibit "B" attached hereto, which development includes, without limitation, a twenty-nine (29)-story office building, a five (5)-story office building, retail facilities, a six (6)-story hotel, surface and deck parking and associated plazas, plazas, sidewalks and other Common Areas, facilities and improvements, as same may be altered, enlarged or reconfigured from time to time. The Building is a portion of the Tower Place Complex; and

          (cc) Work Schedule means Exhibit "E" which is attached to this Lease.

                                   ARTICLE II

                                 GRANT AND TERM

         2.1 PREMISES: Landlord, for and in consideration of the rents, covenants, agreements and stipulations herein contained to be paid, kept and performed by Tenant, has leased and rented, and by these presents leases and rents the Premises to Tenant, and Tenant hereby leases the Premises from Landlord upon all the terms and conditions hereof. No easement for light or air is included in the Premises or given by this Lease. The Premises shall be used for the purpose of general office use and for no other purposes.

         2.2 TERM: Tenant takes and accepts the Premises from Landlord upon the terms and conditions herein contained, to have and to hold the same for the Lease Term, unless this Lease terminates earlier. The Lease Term shall begin on the Commencement Date, which shall be, subject to the provisions of the Work Schedule, the earlier of the Anticipated Commencement Date or the date upon which initial improvements to the Premises, if any, to be made by Landlord in accordance with the Work Schedule have been substantially completed. To the extent any improvements are to be made by Landlord in the Premises in accordance with the Work Schedule, such improvements shall be deemed to be "substantially completed" when Landlord, in its reasonable judgment and in consultation with its architects and/or contractors, certifies to Tenant that (i) such improvements have been substantially completed and (ii) any certificate of occupancy necessary for Tenant's occupancy of the Premises in accordance with the provisions of this Lease has been duly issued.

                                   ARTICLE III

                                      RENT

         3.1 BASE RENTAL: Tenant covenants and agrees to pay to Landlord the Base Rental stipulated in Section l.l(g), as same may be adjusted in accordance with Section 3.2 below. The Base Rental (as so adjusted from time to time) shall be payable monthly in advance in equal installments (initially as set out in Section 1.1 (g), but as hereafter adjusted in accordance with Section 3.2) on the first (1st) day of every calendar month during the Lease Term, prorated as appropriate for partial months. If the Lease Term commences on other than the first day of any calendar month, the first installment of Base Rental shall be a prorated amount based upon the actual number of days in such month and shall be due and payable on the Commencement Date.

         3.2 BASE RENTAL ADJUSTMENT: The amount of the Base Rental shall be increased as of January 1 of each calendar year of the Lease Term to equal the initial Base Rental stated in Section 1. l(g) plus an amount equal to the product obtained by multiplying (i) such initial Base Rental amount stated in
Section 1. 1(g) by (ii) the Percentage Increase determined as of the date of adjustment; provided, however, that Base Rental (as previously adjusted) shall never decrease by virtue of this Subsection. Landlord shall notify Tenant in writing of the new annual Base Rental amount and the new monthly installment amount thereof at least three (3) days prior to the date on which the increase in Base Rental becomes effective or, if Landlord is not reasonably able to determine such amounts by such time, promptly following the time when such amounts can reasonably be determined. Tenant covenants and agrees to pay to Landlord the adjusted Base Rental in equal monthly installments on the first day of each and every month for the pertinent calendar year after notification of the adjusted Base Rental from Landlord. Failure or inability of Landlord to notify Tenant prior to the pertinent January 1 adjustment date, however, shall not affect Tenant's obligation to pay Base Rental as adjusted for each and every month of the relevant calendar year and, if Tenant has not been notified of the adjusted amounts of Base RentaI prior to January 1 of the calendar year in question, Tenant shall continue to pay Base Rental at the rate in effect prior to the date of adjustment until notified of the new amounts, after which time Tenant shall (x) make further payments of Base Rental thereafter arising as so adjusted and (y) pay to Landlord in a lump sum any difference arising with respect to Base Rental payments made by Tenant for the calendar year in question prior to the date of Tenant's receipt of such notice. SEE SPECIAL STIPULATION NO. 1.

         3.3      OPERATING EXPENSE INCREASE:
                  (a) Tenant covenants and agrees to pay to Landlord, as Operating Expense Increase for each Expense Increase Year during the Lease Term, a sum computed by subtracting the Operating Expense Base from the Operating Expenses shown on the Operating Statement for the Expense Increase Year in question, and multiplying the result by Tenant's Share. Under no circumstances shall Tenant be entitled to any refund of or credit against Operating Expenses for any Expense Increase Year should Operating Expenses ever be less than the Operating Expense Base. Within one hundred twenty (120) days after the expiration of each Expense Increase Year, Landlord shall furnish Tenant with an Operating Statement. The Operating Expense Increase shall, except as provided in paragraph (b) of this Section 3.3, be due from Tenant thirty (30) days after the rendering of the Operating Statement for such Expense Increase Year.

                  (b) Landlord may render an Estimated Operating Statement for any Expense Increase Year. If and when so rendered from time to time, Tenant shall pay to Landlord in advance on the first day of each calendar month the monthly Estimated Operating Expense Increase installments provided for in such Estimated Operating Statement, such payments to continue until another Estimated Operating Statement is rendered. Upon the rendering of an Operating Statement for any Expense Increase Year for which Estimated Operating Expense Increase installments were paid by Tenant, Tenant shall, within thirty (30) days thereafter, pay to Landlord the sum of (x) the excess, if any, of the Operating Expense Increase due for such Expense Increase Year over the monthly Estimated Operating Expense Increase installments paid by Tenant in respect of such Expense Increase Year and (y) the excess, if any, of the Estimated Operating Expense Increase installments due for the current Expense Increase Year, as shown on the current Estimated Operating Statement, over the Estimated Operating Expense Increase installments then being paid by Tenant multiplied by the number of months which shall have elapsed, in whole or in part, since the commencement of the current Expense Increase Year. If Tenant's Estimated Operating Expense Increase installments for the prior or current Expense Increase Year shall exceed the Operating Expense Increase due for the prior Expense Increase Year or the Estimated Operating Expense Increase due for the current Expense Increase Year, respectively, such excess shall first be credited against any amounts shown due on the Operating Statement and the Estimated Operating Statement and the balance, if any, shall be credited against the next succeeding installment or installments of Operating Expense Increase or Estimated Operating Expense Increase becoming due hereunder; provided, however, that if the Lease Term shall expire or this Lease shall terminate prior to full application of such credit, any balance due Tenant shall be refunded to Tenant by Landlord if Tenant is not in default under this Lease (and, if Tenant is in default hereunder, such balance shall be held as additional security for Tenant's performance, may be applied by Landlord toward the cure of any such default and shall not be refunded until any such default is completely cured by Tenant).

                  (c) Operating Expense Increase shall be prorated on a daily basis for any Expense Increase Year not wholly failing within the Lease Term.

                  (d) Tenant acknowledges that certain Operating Expenses will vary depending on overall occupancy levels in the Building. If the average occupancy level of the Building was less than ninety-five percent (95%) of the total rentable square footage of the Building during the Base Year or any Expense Increase Year, the actual Operating Expenses for the Base Year or Expense Increase Year in question, as applicable, shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had ninety-five percent (95%) of the total rentable square footage of the Building been occupied. Landlord and Tenant further acknowledge that the Building is part of the larger Tower Place Complex, and that certain of the costs of management, operation, maintenance, repair and security of the Tower Place Complex from time to time shall be allocated among and shared by two or more of the improvements in the Tower Place Complex (including the Building). It is also understood that certain costs incurred with respect to various facilities surrounding the Building may, from time to time, be allocated (if appropriate) entirely to the Building. The determination of all such costs and their allocation shall be made by Landlord in accordance with sound accounting principles. Accordingly, the term "Operating Expenses", as used in this Lease with respect to the Building, shall from time to time include some of the costs, expenses, and taxes enumerated in Exhibit "D" to this Lease which were incurred with respect to and allocated to or shared by the Building in accordance with the foregoing. Notwithstanding the foregoing or anything else contained in this Lease to the contrary, Tenant understands and agrees that its rights to use other portions of the Tower Place Complex of which the Building is a part (including the Common Areas) are those available to the general public and that this Lease does not grant to it additional rights of use. Specifically, but without limitation, nothing in this Lease affords Tenant any rights of parking within the Tower Place Complex except as may be expressly provided in Section 8.27 hereof.

         3.4      GENERAL PROVISIONS REGARDING RENT:

                  (a) The provisions of this Article concerning the payment of Operating Expense Increase shall survive the expiration or earlier termination of the Lease Term as to any and all sums due Landlord up to the date thereof, including Operating Expense Increase due for the last Expense Increase Year, or portion thereof, falling within the Lease Term, which sum shall be paid promptly by Tenant in accordance with the terms of this Article III. Within one hundred twenty (120) days following the expiration or earlier termination of the Lease Term, Landlord shall render a final Operating Statement, certified by Landlord, and Landlord and Tenant shall adjust the Operating Expense Increase payment or credit due Landlord or Tenant, as the case may be, for the last Expense Increase Year of the Lease Term, all in accordance with the foregoing provisions of
Section 3.3.

                  (b) It is understood and agreed that Tenant's payments of Operating Expense Increase shall not be deemed payments of rental as that term is construed in relation to governmental wage and price control or analogous governmental actions affecting the amount of rental which Landlord may charge Tenant. Notwithstanding the foregoing, in the event that such governmental actions or controls prevent the application of all or any part of the provisions of this Article III regarding the payment of Operating Expense Increase, Tenant hereby agrees to pay as monthly rent hereunder the monthly Base Rental plus one-twelfth (1/12) of the Operating Expense Increase which was due for the Expense Increase Year preceding the year of the institution of such actions or controls, but in no case to exceed the maximum rent permitted by such actions or controls.

                  (c) Tenant covenants and agrees to be liable for and to pay in a timely manner all taxes and assessments levied or assessed against personal property, furniture and fixtures placed by Tenant in the Premises. Further, and in addition to the Base Rental and Operating Expense Increase, Tenant shall reimburse Landlord, within the thirty (30) days after written demand, for any and all taxes payable by Landlord (other than net income taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, or personal property located in the Premises, or any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether such improvements were constructed by Landlord or Tenant and regardless of whether title to such improvements shall be in the name of Landlord or Tenant; (ii) upon, measured by or reasonably attributable to the Total Rent payable hereunder, or any component thereof, levied by any governmental body with respect to the receipt of such Total Rent; (iii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; and, (iv) upon this transaction or any document to which Tenant is a party creating or transferring rights, an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly Base Rental payable to Landlord under this Lease shall, to the maximum extent permitted by law, be revised to net Landlord the same net Base Rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. Tenant shall also be solely liable for any taxes, including rental, sales and use taxes, assessed directly against Tenant by any governmental authority.

                  (d) It is understood and agreed that Base Rental and Operating Expense Increase shall be due and payable as provided herein, without setoff or deduction whatsoever. Base Rental, Operating Expense Increase and each and every other charge, fee, cost or expense which Tenant is obligated or liable to pay to, refund to or reimburse Landlord shall, for the purposes of the default provisions of this Lease, be deemed additional rental due from Tenant, and Tenant's failure to so pay, refund or reimburse when due shall entitle Landlord to all the remedies provided for herein and at law or in equity on account of failure to pay rent.

                  (e) Base Rental, Operating Expense Increase and other sums due hereunder shall be paid in legal tender at Manager's address set forth in
Section 8.1, or to such other address as may be specified by Landlord by notice given from time to time as provided in such Section 8.1. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rental or any other component of Total Rent due under this Lease shall be deemed to be other than on account of the earliest Base Rental or other such component of Total Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of Total Rent (or any portion thereof) be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Total Rent or to pursue any other remedy provided in this Lease or under applicable law.

                  (f) Delay by Landlord in providing Tenant with any statements regarding Operating Expense Increase shall not relieve Tenant from the obligation to pay Operating Expense Increase upon the rendering of such statements.

         3.5 INITIAL INSTALLMENT: Simultaneously with the execution of this Lease, Tenant has paid to Landlord, and Landlord hereby acknowledges the receipt of, the Initial Installment. Such sum shall be applied by Landlord to the first monthly installment(s) of Base Rental as they become due hereunder. In the event Tenant fails to take possession of the Premises in accordance with all the terms hereof, such sum shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant.

         3.6 SECURITY DEPOSIT: Landlord acknowledges that it has received the Security Deposit from Tenant, simultaneously with the execution of this Lease. The Security Deposit shall be security for the full and faithful performance and observance by Tenant of the covenants, terms and conditions of this Lease, including, without limitation, the payment of Total Rent, on the part of Tenant to be kept and performed. No interest shall be payable on the Security Deposit, and the Security Deposit need not be held in a segregated account and may be commingled with Landlord's separate funds. It is agreed and acknowledged by

Tenant that the Security Deposit is not an advance payment of rent or a measure of Landlord's damages in the case of default by Tenant. Upon the occurrence of an Event of Default under this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of all or any part or component of Total Rent or any other sum as to which Tenant is in default or for the payment of any other injury, expense or liability resulting from any Event of Default. Use, application or retention of the Security Deposit by Landlord shall not prohibit or limit Landlord's exercise of any other remedies Landlord may have for Tenant's default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand an amount necessary to restore the Security Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date and after delivery of possession of the Premises to Landlord in accordance with the terms hereof. Upon every sale or lease of the Building, Landlord shall be released from all liability for the return of the Security Deposit, and Tenant shall look to the new landlord for its return, so long as the transferring Landlord assigns or transfers the Security Deposit to the acquiring landlord or provides the acquiring landlord a credit for same. The Security Deposit shall not be assigned or encumbered by Tenant, and any such assignment or encumbrance shall be void.

         3.7 LANDLORD'S SECURITY INTEREST: In addition to any landlord's lien arising at law or by statute, Landlord shall have, at all times, and Tenant hereby grants to Landlord a valid security interest, to secure payment of Total Rent and other sums of money becoming due hereunder from Tenant, and to secure performance by Tenant of any covenant, agreement or condition contained herein, in and upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arranges in Total Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. This provision shall be considered a security agreement and, in consideration of this Lease, upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein, exercise all remedies granted a "Secured Party" under the Uniform Commercial Code in force in the State of Georgia. Without limitation, Landlord may enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such price and terms as Landlord deems best, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 8.1 of this Lease at least five (5) days before the time of sale. Landlord may also, at its option, foreclose the lien created hereby in the manner and form provided for the foreclosure of security instruments or in any other manner permitted by law. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section 3.7. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement or statements (and continuation statements as necessary) in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Georgia. Any statutory or common law lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

                                   ARTICLE IV

                       RIGHTS AND DUTIES DURING LEASE TERM

         4.1      PREPARATION OF THE PREMISES:

                  (a) Tenant acknowledges that it has inspected the Premises, that Landlord has made no representations or warranties whatsoever respecting the condition thereof or otherwise and that, except as may be expressly provided to the contrary in the Work Schedule, Landlord has no obligation or duty to make any alterations, improvements or repairs whatsoever in and to the Premises to make same ready for Tenant's use and occupancy and Tenant takes and accepts the Premises in their present "as is" condition. By occupying the Premises, Tenant shall be deemed conclusively to have accepted the Premises as complying fully with Landlord's covenants and obligations.

                  (b) Initial improvements to the Premises, if any, shall be governed by the Work Schedule.

                  (c) If the installation of improvements in the Premises causes an increase in the ad valorem taxes levied or assessed on the Building, Tenant shall reimburse any such increase to Landlord within thirty (30) days following written demand by Landlord as contemplated by Section 3.4(c).

                  (d) Within thirty (30) days after the Commencement Date, Tenant will execute and deliver to Landlord the Commencement Date Agreement.

         4.2 SERVICES: Landlord agrees to provide to Tenant, as Landlord deems reasonably necessary, the following services (the cost of which, unless specifically required to be paid for directly by Tenant, shall be included within Operating Expenses):

                  (a) General cleaning and janitorial service during the times and in the manner such janitorial service is customarily furnished in similar office buildings in the metropolitan Atlanta, Georgia, area;

                  (b) Heating, air-conditioning and elevator service daily on Mondays through Fridays, inclusive, from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days observed generally as holidays by a majority of the privately-owned businesses in Atlanta, Georgia excepted. At least one elevator per elevator bank shall be operated at all other hours and on all other days. Should Tenant desire either heating or air conditioning at other times, Landlord agrees to provide same upon written request by Tenant delivered to the Building's Manager during normal business hours at least twenty-four (24) hours prior to the time when such service is desired. Any additional service so provided shall be at Tenant's expense at such hourly rates as may be determined from time to time by Landlord, which charge Tenant shall promptly pay upon being billed therefore. Landlord reserves the right to prohibit the use of heat generating machines and equipment unless and until Tenant makes arrangements, acceptable to Landlord, to install and maintain supplementary air-conditioning equipment in the Premises at Tenant's cost and expense, and the costs of operation of such shall be paid by Tenant on the Base Rental payment dates at such rates as are established by Landlord; provided, however, that the maintenance of such supplementary air-conditioning equipment shall be solely Tenant's, and not Landlord's, duty and responsibility;

                  (c) 110 volt electric current for lighting and for usual and normal electric power for office space, all from existing electric circuits designated by Landlord for Tenant's use. Landlord reserves the right to meter the Premises or any portion thereof separately, and if the Premises (or any portions thereof) are so separately metered, Tenant shall pay for all electricity furnished to the Premises which is so separately metered. Tenant shall not, without Landlord's prior written consent, use any equipment, including, without limitation, electronic data processing machines, punch card machines, duplicating machines, main frame computers, photocopiers, printers or any other machines which use electric current in excess of 110 volts, which will increase the amount of electricity ordinarily furnished for the use of the Premises as general office space or which require clean circuits or other special distribution circuits. If Tenant desires additional 110 volt electrical power beyond that supplied by Landlord as provided above, electric current in excess of 110 volts, or other special power requirements or circuits, then Tenant may request Landlord to provide such supplemental power to the Premises, which request Landlord may grant or withhold in its reasonable discretion. If Landlord furnishes such power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation, and maintenance of the facilities required to provide such additional or special electric power or circuits and the cost of all electric current so provided at a rate not to exceed the actual cost to Landlord for such current. Landlord may require separate electrical metering of such supplemental electrical power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation, and maintenance of such metering facilities. In no event shall Tenant have access to any electrical closets in the Building, it being agreed that any electrical engineering design or contract work shall be performed by Landlord or an electrical engineer and/or electrical contractor designated by Landlord at Tenant's expense;

                  (d) Common use restrooms and toilets with hot and cold running water; and

                  (e) Drinking water available on each floor of the Building.

         4.3 LIABILITY OF LANDLORD: Landlord shall not be liable to Tenant in any manner whatsoever for failure to furnish or delay in furnishing any service or services provided for in this Lease and no such failure or delay shall constitute actual or constructive eviction of Tenant or operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant. Landlord shall also not be liable to Tenant for damage to person or property caused by defects in, or repairs to, the cooling, heating, electric, water, elevator or other apparatus or systems or by water discharged from sprinkler systems, if any, in the Building; likewise, Landlord shall not be liable to Tenant for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building or Tower Place Complex. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by third persons, including other tenants; however, Landlord shall not be liable, and Tenant shall not be relieved from its obligations hereunder, for any such interference or disturbance, whether caused by another tenant or tenants of Landlord, or by other persons.

         4.4 REPAIRS BY LANDLORD: Landlord shall have no duty to make any repairs or improvements to the Premises except structural repairs and repairs to the Building's base electrical, mechanical and plumbing systems necessary for safety and tenantability, the necessity for which (i) Landlord is notified in writing by Tenant, and (ii) is not brought about by any act or neglect of Tenant, its agents, employees or visitors. Landlord shall not be liable for any failure to make repairs or to perform any maintenance required hereunder unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant in accordance with Section 8.1 of this Lease. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now , or hereafter in effect.

         4.5 RIGHTS OF LANDLORD TO ENTER PREMISES: Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord agrees to make a reasonable change of locks on behalf of Tenant and at Tenant's sole cost and expense. Landlord and its agents, employees and contractors may enter the Premises at such times as Landlord deems reasonably necessary or desirable to inspect and examine same, to make such repairs, additions, alterations, and improvements as Landlord desires to make to the Building, including, without limitation, the erection, use and maintenance of pipes and conduits, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, and to exhibit the Premises to prospective purchasers or tenants. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for any resulting damage. Landlord may also take any and all needed materials into and through the Premises that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as such work is being carried on, provided such work is carried out in a manner so as not unreasonably to interfere with the use and occupancy of the Premises by Tenant, Total Rent (nor any portion thereof) shall in no way abate, and, regardless of Landlord's fault, Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work.

         4.6      AGREEMENTS OF TENANT: Tenant agrees that it shall:

                  (a) at its own expense and except for the obligations of Landlord expressly stated in Section 4.4 of this Lease, keep the Premises in good repair and tenantable condition and indemnify Landlord against any loss, damage, or expense arising by any failure of Tenant so to do or due to any act or neglect of Tenant, its employees, agents or visitors;

                  (b) make no alterations or additions of any kind in or to the Premises or the Building without first obtaining Landlord's written consent; all such work, including additions, fixtures and leasehold improvements (but not including moveable office furniture and equipment and other personal property of Tenant), made or placed in or upon the Premises or the Building either by Tenant or Landlord shall be and become Landlord's property at the end of the Lease Term, all without compensation or payment to Tenant, and shall remain upon and in the Premises, during and at the termination of the Lease Term;

                  (c) not use the Premises for any illegal purpose or violate any statute, regulation, rule or order of any governmental body, nor create or allow to exist any nuisances or trespasses, nor do any act in or about the Premises or bring anything onto or into the Premises which will in any way increase the rate of insurance on the Premises or reduce the value of the Building or its attractiveness to other tenants, nor will Tenant deface or injure the Premises or commit or allow waste to be committed on any portion thereof or overload any floor of the Premises;

                  (d) at its sole expense comply, as to its use of the Premises, with all statutes, regulations, rules, ordinances and orders of any governmental body, department or agency thereof, and abide by and observe the Rules and Regulations;
                  (e) indemnify and hold Landlord harmless from and against any and all loss, cost, damage, expense, or liability whatsoever, including, without limitation, court costs and reasonable attorneys' fees, imposed on Landlord by any person whomsoever, caused in whole or in part by an act or omission of Tenant or its agents, employees, invitees, licensees, contractors, subtenants or assignees (the provisions of this Subsection to survive expiration or termination of this Lease with respect to any act or omission occurring prior to such expiration or termination);

                  (f) report immediately in writing to Landlord any defective condition in or about the Premises known to Tenant, and a failure so to report shall make Tenant liable to Landlord for any expense or damage to Landlord resulting from such defective condition;

                  (g) pay interest to Landlord on demand, at the rate of one and one-half percent (11/2%) per month or the maximum rate permitted by law, whichever is lower, on any installment of Total Rent not paid when due, accruing from the due date until paid;

                  (h) pay to Landlord on demand, in the event that Landlord elects to accept a payment of any part of the Total Rent which is not received by Landlord within five (5) days of its due date, a late charge in an amount equal to the greater of Fifty Dollars ($50.00) or five percent (5%) of the total outstanding amount due (which late charge represents an agreed upon charge for Landlord's administrative expenses in processing late payments, and is not a payment for the use of money or a penalty); provided, however, nothing contained herein shall be deemed to require Landlord to accept any payment of Total Rent received by Landlord after the due date;

                  (i) pay to Landlord a processing and handling fee of Fifty Dollars ($50.00) for any check of Tenant's which is returned to Landlord because of insufficient funds, as liquidated damages to compensate Landlord for its additional administrative costs and expenses in handling such items, it being agreed that the exact amount thereof would be difficult or impossible to ascertain;

                  (j) cooperate with Landlord in complying with all regulations of the United States Department of Energy and of any governmental agency having jurisdiction of the Building and/or Tower Place Complex, relating to the conservation of energy, including, without limitation, any regulations requiring the production of information regarding the consumption of energy within the Building and/or Tower Place Complex, and Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage, or liability arising out of any violation of any such regulations by Tenant, its employees, agents, contractors, invitees, licensees, subtenants and assignees; and

                  (k) install telephone service to the Premises only from the telephone circuits designated by Landlord in writing as those serving the Premises; if Tenant requires additional telephone service capacity for the Premises, such capacity must be provided by a telecommunications provider approved by Landlord, at no cost to Landlord, and the design and installation of such supplemental capacity shall be subject to the reasonable approval of Landlord.

         4.7 SIGNS: Tenant shall obtain the written approval of Landlord prior to placing and maintaining, or causing or permitting to be placed and maintained, any sign, advertising matter or other thing of any kind, on the exterior of the Premises, or any decorating, lettering or advertising matter on any exterior door to the Premises. Tenant shall not affix or attach anything to windows in the Premises or, without Landlord's prior written consent in each instance (which may be given on such condition as Landlord may reasonably elect), place signs or similar matter on the Premises which will be visible from outside the Premises. All exterior and elevator lobby signs shall, unless Landlord otherwise specifically consents in writing, conform to uniform Building sign specifications promulgated by Landlord and Landlord shall provide and install same at Tenant's cost and expense.

         4.8 BUILDING NAME: Tenant acknowledges that the Building is part of the Tower Place Complex known generally as "Tower Place." Tenant covenants and agrees to cause all directory listings, advertising and all other printed or written material containing Tenant's address at the Premises accurately to refer to "Tower Place" or any other name given the Building and/or Tower Place Complex by Landlord in accordance herewith; however, Tenant shall not, without the prior written consent of Landlord, use the name Tower Place or any other name given the Building or Tower Place Complex, or any other deceptively similar name, or any associated service mark or logo of the Building and/or Tower Place Complex for any purpose other than Tenant's business address and Tenant, under no circumstances, shall use the word "Courtyard" in any signage or advertisement. Upon written notice to Tenant, Landlord reserves the right, from time to time and at its sole option, to name or change the name of the Building and/or Tower Place Complex and to change the street address of the Building.

         4.9      HAZARDOUS MATERIALS:

                  (a) Tenant hereby covenants that, from and after the date hereof and thereafter during the Lease Term, Tenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be placed, held, located or disposed of in or about the Premises or the Tower Place Complex or any part of either and that neither the Premises nor the Tower Place Complex, nor any part of either, shall ever be used by Tenant or persons claiming under Tenant as a storage site (whether permanent or temporary) for any Hazardous Substances. For purposes of this Section 4.9, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (EPA) or the list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect (collectively "Environmental Laws").

                  (b) Tenant hereby agrees to comply with all Environmental Laws with regard to its use and occupancy of the Premises and to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of Tenant's failure so to comply or the presence in, or the escape, leakage, spillage, discharge, emission, or release from, the Premises of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, State or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in Subsection 4.9(a) above.

                  (c) In the event Landlord suspects, in its reasonable opinion, that Tenant has violated any of the covenants contained in this Section 4.9, or that the Premises, Retail Complex or Tower Place Complex are not in compliance with the Environmental Laws for any reason as to which Tenant is responsible hereunder, or that the Premises, Retail Complex or Tower Place Complex are not free of Hazardous Substances for any reason as to which Tenant is responsible hereunder, Tenant shall take such steps as Landlord requires by written notice to Tenant in order to confirm or deny such occurrences, including, without limitation, the preparation of environmental studies, audits, surveys or reports. In the event that Tenant fails to take such action, Landlord may take such action and shall have such access to the Premises as Landlord deems necessary, and the costs and expenses of all such actions taken by Landlord, including, without limitation, Landlord's attorneys' fees, shall be due and payable by Tenant upon demand therefor from Landlord as additional rent hereunder. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief concerning the presence of hazardous substances or materials on the Premises. Further, Landlord reserves the right at any time and from time to time to enter the Premises following reasonable advance notice thereof to Tenant (except in cases of emergency) in order to perform periodic environmental studies, audits, surveys and reports and in order to determine whether Tenant is in compliance with the terms of this Section 4.9.

                  (d) The  obligations  and  liabilities  of Tenant  under  this
Section 4.9 shall survive the expiration or earlier termination of this Lease or other enforcement of Landlord's remedies under this Lease.

         4.10     INSURANCE:

                  (a)  Tenant  agrees  that it shall  carry  fire  and  extended coverage insurance insuring Tenant's interest in its improvements and betterments to the Premises and any and all furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained therein, in an amount equal to the full insurable values thereof (it being understood that no lack of inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequacy insured property).

                  (b) Tenant shall also procure and maintain throughout the Lease Term business interruption insurance in an amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under this Section or attributable to the prevention of access to the Premises by civil authority, and sufficient to reimburse Tenant for Total Rent in the event of a casualty to, or temporary taking of, the Building or the Premises.

                  (c) Tenant shall also procure and maintain throughout the Lease Term a policy or policies of insurance, insuring Tenant, Landlord, Manager and any other persons designated by Landlord, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use, or occupancy of the Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, employees, or licensees in the Premises, or other portions of the Building or Tower Place Complex, in amounts not less than $1,000,000 with respect to injuries to or death of any one person, $1,000,000 with respect to any one casualty or occurrence and $1,000,000 with respect to property damage, or such higher annual policy aggregate limits as Landlord may reasonably require from time to time during the Lease Term. Tenant shall also carry or procure any other form or forms of insurance or any changes or endorsements to the insurance required herein as Landlord or any Mortgagee (as hereinafter defined) or lessor of Landlord may reasonably require, from time to time, in form or in amounts.

                  (d) Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building and/or the Premises a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Landlord's and Tenant's policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant's case, in the proportion which the rentable area of the Premises bears to the area covered by the insurance policy of Landlord in question).

                  (e) All insurance policies procured and maintained by Tenant pursuant to this Subsection 4.10 shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be non-cancelable except after thirty (30) days' written notice to Landlord and any designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date that Tenant takes possession of the Premises, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term. If Tenant shall fail to procure or maintain any insurance required of Tenant hereunder, Landlord may, at its sole option, but shall not be required to, procure and maintain the same at the cost and expense of Tenant, and Tenant agrees to reimburse Landlord for same as additional rent due hereunder within fifteen (15) days after receiving notice of the amount thereof from Landlord.

         4.11 LIENS: No work performed by Tenant in the Premises, whether pursuant to this Lease or otherwise, whether in the nature of erection, construction, alteration, addition, improvement, remodeling or repair, shall be deemed to be for the immediate use and benefit of Landlord, and no mechanic's, materialman's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Premises and Tenant shall discharge of record within twenty (20) days following the filing thereof, by payment or bonding, any mechanic's lien filed against the Premises, the Building or the Tower Place Complex for work or materials claimed to have been furnished to Tenant.

                                    ARTICLE V

                            ASSIGNMENT AND SUBLETTING

         5.1      ASSIGNMENT AND SUBLETTING:

                  (a) Tenant shall not, without the prior written consent of Landlord, assign, hypothecate, or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Landlord's consent or refusal to consent to a proposed assignment or sublease must be an action which is taken reasonably and in good faith. For the purposes of the immediately preceding sentence, Landlord shall be deemed to be acting reasonably and in good faith in determining whether to consent to a proposed assignment or sublease when Landlord considers such factors as, without limitation, the identity and business reputation of the proposed assignee or subtenant, the relationship of the proposed assignee or subtenant to the tenant mix in the Building and/or the Tower Place Complex, the type or nature of the proposed assignee's or subtenant's business, the creditworthiness of the proposed assignee or subtenant, and any agreement or leasing restrictions with existing tenants or other third parties that prohibit or restrict Landlord from leasing to the proposed assignee or subtenant. Tenant agrees to pay to Landlord as additional rental, on demand, a Four Hundred Dollar ($400.00) administrative processing fee in connection with any request by Tenant for consent to a proposed assignment or subletting and, in addition, reasonable out-of-pocket costs incurred by Landlord (including, without limitation, attorneys' fees) in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant. All monies so paid shall be non-refundable in any event, regardless of whether Landlord consents to the proposed assignment or subletting. Any assignment or sublease shall not nullify these provisions, and all later assignments or subleases shall be made likewise only after the prior written consent of Landlord is obtained in each instance.

                  (b) No sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Without limiting the foregoing, if, with the consent of Landlord, this Lease is assigned or the Premises or any part thereof is sublet or occupied by any party other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Total Rent herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's covenants contained in this Lease, (ii) the acceptance by Landlord of the assignee, subtenant, or occupancy as Tenant hereunder, or (iii) the release of Tenant from further performance by Tenant of its covenants under this Lease.

                  (c) The occupancy of the Premises by any successor firm or entity of the Tenant or by any firm or entity into which or with which the Tenant may become merged or consolidated shall be deemed an assignment of this Lease requiring the prior written consent of Landlord.

                  (d) Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no such assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease, nor shall any such party have the benefit of any specific signage or other similar privileges or rights which may be provided to Tenant under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord. After a permitted assignment or subletting, the original Tenant shall have no right to exercise on behalf of a permitted assignee or sublessee as to the space assigned or sublet any expansion option, right of first refusal option or renewal or extension option.

                  (e) Should Landlord permit any assignment or subletting by Tenant and should the monies received as a result of such assignment or subletting (when compared to the monies still payable by Tenant to Landlord) be greater than Landlord would have received hereunder had not Landlord permitted such assignment or subletting, then fifty percent (50%) of the "Gross Profit", less reasonable amounts for brokerage commissions and or Tenant improvements shall be payable by Tenant to Landlord, it being the parties' intention that Landlord, in consideration of Landlord's permitting such assignment or subletting, shall receive fifty percent (50%) of any Gross Profit from any such assignment or subletting. Further, should the assignment or subletting giving rise to the Gross Profit less reasonable amounts for brokerage commissions and or Tenant improvements be arranged by Landlord (or its Manager) on Tenant's behalf (it being understood that neither Landlord nor its Manager shall have any obligation to arrange for same), one hundred percent (100%) of the Gross Profit shall be paid to Landlord.

                                   ARTICLE VI

                              DEFAULT AND REMEDIES

         6.1 EVENTS OF DEFAULT: The occurrence of any of the following shall constitute "Events of Default" (each an "Event of Default"):

                  (a) Any part, portion or component of the Total Rent, or any other sums payable under this Lease, or otherwise, not received when due;

                  (b) The Premises are deserted, vacated, or not used as regularly or consistently as would normally be expected for similar premises put to the same or similar purposes as set forth in Section 2.1, even though Tenant continues to pay Total Rent;

                  (c) Any petition is filed by or against Tenant under any section or chapter of the Federal Bankruptcy Code, and, in the case of a petition filed against Tenant, such petition is not dismissed within sixty (60) days after the date of such filing;

                  (d) Tenant becomes insolvent or transfers property in fraud of creditors;

                  (e) Tenant makes an assignment for the benefit of creditors;

                  (f)      A receiver is appointed for any of the Tenants assets
; or

                  (g) Tenant breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than the payment of Total Rent, or any of the Rules and Regulations.

         6.2      REMEDIES:

                  (a) Upon the occurrence of an event of default, Landlord shall have the option to do and perform any one or more of the following, in addition to, and not in limitation of, any other right or remedy available to Landlord at law or in equity or elsewhere under this Lease if the events of default described in Subsections 6.1(a) or (b) are not cured within five (5) days after written notice by Landlord of such default, if the events described in Subsection 6.1(g) are not cured within twenty (20) days after written notice of such default (unless such default gives rise to immediate threat to person or property, in which case such event of default shall immediately entitle Landlord to its rights and remedies) or if any of the other events of default are not cured immediately:

                            (i)  terminate  this Lease,  in which event Tenant
shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in Total Rent, enter upon the Premises and expel or remove Tenant and Tenant's effects, by force if necessary, without being subject to prosecution or liable for any claim for damages therefore; and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise (such agreement to survive any such termination of this Lease); and/or

                           (ii)  terminate  Tenant's  right of possession of the
Premises without terminating this Lease, and enter the Premises as the agent of Tenant, by force if necessary, without being subject to prosecution or liable for any claim for damages therefore, and relet the Premises as the agent of Tenant without advertisement and by private negotiations and or any term Landlord deems proper, and receive the rent therefor, and Tenant shall pay Landlord upon demand any deficiency that may arise by reason of such reletting, but Tenant shall not be entitled to any surplus funds generated by such reletting;Tenant shall reimburse Landlord for all costs of reletting the Premises, including, but not limited to, advertising expenses, commissions, and the cost of improvements reasonably required in order to relet the Premises; and/or

                           (iii) as agent  of  Tenant,  do  whatever  Tenant  is
obligated to do by the provisions of this Lease and enter the Premises, by force if necessary, without being subject to prosecution or liable for any claims for damages therefor, in order to accomplish this purpose; Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise; and/or

                           (iv)  collect  as  liquidated  damages  and  not as a
penalty, and in addition to all Total Rent and other amounts previously due and unpaid under the terms and conditions of the Lease, the accelerated present value of the Total Rent, and all other sums provided herein to be paid by Tenant during the remainder of the Lease Term (the "Rent Balance"), less the Net Rental Value of the Premises, as hereinafter defined; the term "Net Rental Value" shall mean the fair rental value of the Premises for the remainder of the Lease Term reduced to present value, less the Landlord's costs, expenses and attorneys' fees in connection with the preparation of the Premises for reletting and for the reletting itself; provided, however, the parties agree that in no event shall the Net Rental Value exceed the Rent Balance; the parties further agree that the damages caused by the Tenant's default would be difficult or impossible accurately to estimate and that this measure of damages is a reasonable pre-estimate of the Landlord's probable loss resulting from Tenant's breach;the acceptance of the liquidated damages set forth in this paragraph shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease.

                  (b) If Landlord  exercises  any of the  remedies  set forth in
Section 6.2(a) or under Georgia law, in addition to all other costs and expenses Landlord shall be entitled to recover under this Lease, Landlord shall also be entitled to recover:

                    (i) the cost of performing any other  covenants  which would have otherwise been performed by Tenant;

                    (ii) the  amount of any  rental  abatement  or other  rental concession provided by Landlord to Tenant;provided, however, that in no event shall Tenant's liability hereunder exceed the Total Rent due under this Lease;

                    (iii) all sums  expended  by  Landlord,  and not  previously reimbursed to Landlord by Tenant,in connection with improving or repairing the Premises to Tenant's specifications; and

                    (iv)  all  costs  and  expenses   incurred  by  Landlord  in
               connection with the termination of this Lease and eviction of Tenant.

                                   ARTICLE VII

                       DESTRUCTION OR DAMAGE: CONDEMNATION

         7.1 DESTRUCTION OF OR DAMAGE TO PREMISES: If because of fire, the elements, or Act of God, the Premises or the Building is either destroyed or damaged so as to render the Premises wholly unfit for occupancy, or if, in the judgment of Landlord, the damage resulting cannot be repaired within sixty (60) days from such damage, then at the option of Landlord to be exercised by giving written notice to Tenant within sixty (60) days following the date of such damage, this Lease shall terminate on the date of such election, and Tenant shall immediately surrender the Premises to Landlord. In such event, and regardless of whether Landlord elects to terminate this Lease, Tenant shall continue to owe and pay Total Rent up to but not beyond the time of such surrender, but Total Rent shall abate in proportion to the number of square feet of rentable area of the Premises rendered unusable by such damage. Under no circumstances shall Landlord be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage, or from any repair, modification, arranging, or rearranging of any portion of the Premises or any part or all of the Building or for termination of this Lease as provided above. Tenant assumes the risks of any and all damage to its personal property in or on the Premises and from any casualty whatsoever.

         7.2 EMINENT DOMAIN: If all of the Premises or the Building is taken, or if such a part of either is taken so as to render the remainder thereof unsuitable for Landlord's or Tenant's purposes, for any public or quasi-public use by eminent domain or by private purchase in lieu thereof, this Lease shall terminate at the option of either Landlord or Tenant on the date that the condemning authority actually takes possession of the part condemned. If this Lease is not so terminated, or upon a taking not within the scope of the foregoing, Total Rent shall abate for the period of such taking in proportion to the area of the Premises taken. In no event shall Tenant have any right or claim to any part of any award made to or received by Landlord for such taking, or against Landlord or the condemning authority for the value of any unexpired term of this Lease, and Tenant hereby assigns any such claim to Landlord. Nothing herein contained, however, shall preclude Tenant from claiming, proving and receiving from the condemning authority a separate award for the value of any of Tenant's personal property taken which Tenant could have rightfully removed from the Premises hereunder and for relocation and moving expenses, so long as the Landlord's award is not thereby reduced.

         7.3 DETERMINATION OF TIME REQUIRED TO REBUILD: Within ten (10) business days following any casualty described in Section 7.1, or any taking described in
Section 7.2, Landlord shall give Tenant a notice stating (a) Landlord's estimate of the portion of the Premises rendered untenantable as a result of such casualty or taking and (b) Landlord's estimate of the time required for restoration. If Landlord and Tenant do not agree within ten (10) days after the casualty or taking as to the length of time which would be required for restoration, the issue shall be submitted, promptly, by both parties, or either party, to the president or principal officer of the Atlanta, Georgia, Chapter of the American Institute of Architects (or successor thereto) whose determination shall be binding upon the parties. Landlord and Tenant shall share equally in the cost of obtaining the opinion of said person.

         7.4 PARTIAL DESTRUCTION OR TAKING: If the Premises are damaged as a result of a casualty described in Section 7.1 or a taking described in Section
7.2 but this Lease is not terminated as a result of such casualty or taking, all rental shall abate in proportion to the amount of the Premises which shall have been rendered unusable; provided, however, that Tenant's obligation to pay Total Rent shall not cease or abate if the damage to the Premises or the Building was caused through the negligence or willful misconduct of Tenant, its agents, employees, contractors, invitees, licensees, subtenants, or assignees. Further, in such a case, Landlord will promptly, at its sole cost and expense, restore, replace or rebuild the same as nearly as possible to the structural and architectural condition existing immediately prior to such casualty or taking and as expeditiously as practicable but within a period beginning on the earliest date upon which the time required for restoration has been determined and any options of Landlord or Tenant to terminate this Lease, if any, have expired, and having a length not exceeding one hundred twenty-five percent (125%) of the length of time required to rebuild as determined pursuant to
Section 7.3 as the same may be extended pursuant to Section 8.23, whereupon full rental shall recommence. If the damage or seizure affects more than twenty-five percent (25%) of the area of the Premises, or such a fraction that would leave the remainder of the Premises untenable and Landlord fails to complete such restoration, replacement or rebuilding within such period, Tenant shall be entitled at any time up to the earlier of ten (10) days following the expiration of the time permitted for restoration or the actual date of completion of restoration, replacement or rebuilding, by notice to Landlord, to terminate this Lease as of a date not more than sixty (60) days following the date of such notice. Notwithstanding anything herein contained to the contrary, Landlord shall have no obligation to repair any improvements to the Premises constructed by Tenant or Tenant's agents or contractors or, if constructed or installed by Landlord, any improvements required to be insured by Tenant in accordance with the provisions of this Lease (unless insurance proceeds for repair are made available to Landlord) and Tenant shall, upon substantial completion by Landlord of its repairs required hereunder, promptly and diligently and at its sole cost and expense, repair and restore any improvements to the Premises made by Tenant, as well as Tenant's contents, to the condition thereof prior to such destruction or damage.

                                  ARTICLE VIII

                              ADDITIONAL PROVISIONS

         8.1      ADDRESSES-NOTICES:

                           (a)      Except for legal  process  which may also be
served as provided by law, all notices required or desired to be given with respect to this Lease shall be in writing and shall be delivered (a) by certified or registered mail, return receipt requested, with proper postage prepaid and addressed to the party as set out below, or (b) by hand delivery to the address set out below. Any such notice or demand shall be effective and deemed delivered and received on the date given by hand delivery, or on the date of deposit with the United States mail in the manner aforesaid for notices given by registered or certified mail; provided that the period of time in which a response to a mailed notice must be given or taken shall run from the date of receipt as indicated on the return postal receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed receipt of the notice, demand or request sent. Any party may change its address for notices to any other location within the continental United States by notifying the other parties of the new address in the manner provided herein for the giving of notices, with such change to become effective ten (10) days after notice of the change of address is given. For the purposes hereof, notices to Tenant shall be sent to the addresses set out in
Section 1.1 (n). Notices to Landlord and Manager shall be sent to the following addresses:

                           (i)      To Landlord:

                                    Tower Place, L.P.
                                    c/o Regent Partners, Inc.
                                    3348 Peachtree Road, NE
                                    Suite 1000
                                    Atlanta, Georgia 30326
                                    Attn: Debra Cobbs

                           (With a copy of any notice sent to Landlord sent also
to Manager at Manager's address set forth as provided herein); and

                            (ii)    To Manager:

                                    Regent Partners, Inc.
                                    Tower Place
                                    3348 Peachtree Road, NE
                                    Suite 1000
                                    Atlanta, Georgia 30326
                                    Attn: Property Manager

                           (b)      Tenant  hereby  designates  and  appoints as
its agent to receive notice of all dispossessory or distraint proceedings the person in charge of or occupying the Premises at the time such notice is given, or, if there is no such person, then such service of notice may be made by attaching it on the main entrance of the Premises.

                           (c) In the event that Landlord gives notice to Tenant
of the name and address of any holder of a Landlord's Mortgage (such holder being herein referred to as a "Mortgagee"), Tenant agrees to send to any such Mortgagee, by certified mail, a copy of any notice of default given by Tenant to Landlord. Tenant further agrees that if such default is not cured by Landlord, the Mortgagee shall be allowed thirty (30) days in which to cure the default or, if the default cannot be cured within the thirty (30)-day period, to begin diligently pursuing such cure. Nothing herein contained shall in any way obligate the Mortgagee to cure or pursue the cure of any such default.

         8.2 MANAGER: Landlord shall have the right to delegate any and all of its obligations under this Lease to an entity engaged in the operation and management of office buildings in the metropolitan area of Atlanta, Georgia (any such entity herein referred to as "Manager"). Such delegation shall not, however, relieve Landlord of any such obligations. The initial Manager is as stated in Section 1.1(0) and such Manager's address is set out in Section 8.1(a) above. Landlord may designate a replacement Manager at any time and from time to time by notice to Tenant.

         8.3 SURRENDER OF PREMISES: Upon the expiration or other termination of the Lease Term, as the same may have been extended, Tenant shall promptly quit and surrender to Landlord the Premises (and the keys thereto), together with all improvements belonging to Landlord, free of debris, broom clean, ordinary wear and tear excepted, and Tenant shall remove all of its personal property required or permitted to be removed hereunder; provided, however, that Tenant shall not be permitted to remove any movable furniture, personal property, or equipment from the Premises at any time, including at the end of the Term or any renewal thereof or other sooner termination of this Lease, if Tenant is then in material default under this Lease. All such property not promptly removed by Tenant shall be deemed abandoned by Tenant, and title to the same shall pass to Landlord under this Lease as by a bill of sale.

         8.4 HOLDING OVER: Should Tenant remain in possession of the Premises after the expiration or other termination of the Lease Term, Tenant shall be a tenant at sufferance (absent a written agreement to the contrary signed by Landlord) at a rental rate equal to one hundred and fifty percent (150%) of the Total Rent then applicable hereunder, and otherwise on the same terms and conditions as herein provided as applicable to a tenancy at sufferance. In addition, Tenant shall indemnify and hold harmless Landlord from all loss or damage which may result from Tenant's holding over. Without limiting the foregoing, Tenant shall indemnify Landlord against all claims made by any other Tenant or prospective Tenant against Landlord resulting from such delay by Landlord in delivering possession of the Premises to such tenant or prospective Tenant. Nothing herein shall be construed as constituting Landlord's consent or approval to any such holdover, nor operate to preclude or inhibit the exercise by Landlord of all of its rights and remedies hereunder or available under applicable law to dispossess or evict Tenant. There shall be no renewal of this Lease by operation of law.

         8.5 BROKERS: Except with respect to Landlord's Broker (whose commission Landlord shall pay) and Tenant's Broker, if any, (to whom Landlord's Broker is obligated to pay a portion of such commission in accordance with a separate written agreement between Landlord's Broker and Tenant's Broker), Tenant and Landlord each represents and warrants to the other that no broker, agent, commission salesman or other person has represented the warranting party in the negotiations for and procurement of this Lease and of the Premises, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any such person or entity. The individual(s) executing this Agreement on behalf of Tenant hereby swear to and for the benefit of Landlord, any lender of Landlord holding a lien or security title interest in and to all or any portion of the Building, any attorney certifying title to the Building and any title insurance company insuring title to all or any portion of the Building that (a) except for Tenant's Broker, if any, (i) all fees, commissions, compensation or other amounts payable to any and all real estate brokers engaged by Tenant in connection with the Lease have been paid in full, or (ii) the rights of any and all real estate brokers engaged by Tenant to file any lien, notice of lien or claim of lien under O.C.G.A. Section 44-14-600et seq. have been waived in writing by such broker, and (b) except for the commission payable by Landlord to Tenant's Broker, in accordance with the separate written agreement between Landlord's Broker and Tenant's Broker, if any, all fees, commissions, compensation or other amounts payable to Tenant's Broker in connection with this Agreement have been paid in full. Each party further warrants that any compensation arrangement with the parties excepted from the foregoing warranty has been reduced to writing in its entirety in a separate agreement signed simultaneously with or before this Lease by the party against whom the commission or compensation is charged. Each party agrees to indemnify and hold the other harmless from and against any claim for any such commissions, fees, or other form of compensation by any such third party claiming through the indemnifying party, including, without limitation, any and all claims, causes of action, damages, costs and expenses (including attorneys' fees) associated therewith.

         8.6 WAIVER OF RIGHTS: No failure or delay by Landlord to exercise any right or power given it or to insist upon strict compliance by Tenant with any obligation imposed on it, and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. This Lease contains the sole and entire Agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. No representative, agent or employee of Landlord has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized representative of Landlord.

         8.7      WAIVER OF HOMESTEAD AND EXEMPTION: BANKRUPTCY OF TENANT:

                           (a)      Tenant hereby  waives and  renounces all
homestead or exemption rights which Tenant may have under or by virtue of the Constitution and Laws of the United States, Georgia, or any other State as against any debt Tenant may owe Landlord under this Lease, and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt owing by Tenant to Landlord hereunder.

                           (b) Tenant acknowledges that this Lease is a lease of
nonresidential real property and therefore agrees that Tenant, as the debtor in possession, or the trustee for Tenant (collectively, the "Trustee") in any proceeding under Title 11 of the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), relating to bankruptcy, shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief. Further, Tenant agrees as follows:

                           (i)      If  the  Trustee  proposes  to  assume  or
to assign this Lease or sublet the Premises (or any portion thereof) to any person or entity which shall have made a bona fide offer to accept an assignment of this Lease or a subletting on terms acceptable to the Trustee, then the Trustee shall give written notice to Landlord and any Mortgagee of which Tenant has notice, setting forth the name and address of such person or entity and the terms and conditions of such offer, no later than twenty (20) days after receipt of such offer, but in any event no later than ten (10) days prior to the date on which the Trustee makes application to the Bankruptcy Court for authority and approval to enter into such assumption and assignment or subletting. Landlord shall have the prior right and option, to be exercised by written notice to the Trustee given at any time prior to the effective date of such proposed assignment or subletting, to accept an assignment of this Lease or subletting of the Premises upon the same terms and conditions and for the same consideration, if any, as the bonafide offer made by such person or entity, less any brokerage commissions which may be payable out of the consideration to be paid by such person or entity for the assignment or subletting of this Lease.

                                    (ii) The  Trustee  shall  have the  right to
assume Tenant's rights and obligations under this Lease only if the Trustee: (i) promptly cures or provides adequate assurance that the Trustee will promptly cure any default under the Lease; (ii) compensates or provides adequate assurance that the Trustee will promptly compensate Landlord for any actual pecuniary loss incurred by Landlord as a result of Tenant's default under this Lease; and, (iii) provides adequate assurance of future performance under the Lease. Adequate assurance of future performance by any proposed assignee or subtenant shall include, at a minimum, assurance that: (a) any proposed assignee or subtenant shall deliver to Landlord a security deposit in an amount equal to at least three (3) months' Base Rental accruing under the Lease; (b) any proposed assignee or subtenant shall provide to Landlord an audited financial statement, dated no later than six (6) months prior to the effective date of such proposed assignment or sublease with no material change therein as of the effective date, which financial statement shall show the proposed assignee or subtenant to have a net worth equal to at least twelve (12) months' Base Rental accruing under the Lease, or, in the alternative, the proposed assignee or subtenant shall provide a guarantor of such proposed assignee's or subtenant's obligations under the Lease, which guarantor shall provide an audited financial statement meeting the requirements of this subpart and shall execute and deliver to Landlord a guaranty agreement in form and substance acceptable to Landlord; and, (c) any proposed assignee or subtenant shall grant to Landlord a security interest in favor of Landlord in all furniture, fixtures, and other personal property to be used by such proposed assignee or subtenant in the Premises. All payments of Total Rent required of Tenant under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purposes of Title 11 of the Bankruptcy Code.

                                    (iii)  For the  purposes  of the  Bankruptcy
Code relating to (i) the obligation of the Trustee to provide adequate assurance that the Trustee will "promptly" cure defaults and compensate for actual pecuniary loss, the word "promptly" shall mean that cure of defaults and compensation will occur no later than sixty (60) days following the filing of any motion or application to assume this Lease; and (ii) the obligation of the Trustee to compensate or to provide adequate assurance that the Trustee will promptly compensate Landlord for "actual pecuniary loss" shall mean Landlord's damages upon default, including but not limited to payments of past due Total Rent, including (without limitation) interest at the rate provided for in
Section 4.6(g), all attorneys' fees, and all related costs and expenses of Landlord incurred in connection with any default of Tenant and in connection with Tenant's bankruptcy proceedings.

                                    (iv) Any  person  or  entity  to which  this
Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease and each of the conditions and provisions hereof on and after the date of such assignment. Any such assignee shall, upon the request of Landlord, forthwith execute and deliver to Landlord an instrument, in form and substance acceptable to Landlord, confirming such assumption.

         8.8 NO ESTATE IN LAND: RELATIONSHIP OF THE PARTIES: This Lease creates the relationship of landlord and tenant between Landlord and Tenant. No estate shall pass out of Landlord, and Tenant has only a usufruct which is not subject to levy and sale. Further, nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties hereto, it being understood and agreed that no provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between such parties other than the relationship of landlord and tenant.

         8.9 RECORDING: This Lease shall not be recorded by Tenant without Landlord's consent endorsed hereon.



         8.10     GOVERNMENTAL REGULATIONS:

                           (a)      Tenant  waives the benefits of all existing
and future rent control legislation and statutes and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

                           (b)  Except  as  provided  in  paragraph  (c) of this
Section 8.10, if, in order to maintain the Building as an office building, or otherwise, or the Premises for the use stipulated in Section 2.1, Landlord shall be required by any governmental authority to repair, alter, remove, construct, reconstruct, or improve any part or all of the Premises or the building, such action shall be performed by Landlord but shall in no way affect Tenant's obligations under this Lease. Tenant waives all claim for injury, damage or abatement of rent because of such repair, alteration, removal, construction, reconstruction, or improvement; provided, however, that if such action by Landlord renders the Premises untenantable, or if Landlord cannot reasonably complete such acts within sixty (60) days after notice to it to perform such acts by the governmental authority, either Landlord or Tenant, by written notice to the other delivered not later than seventy (70) days after the date of notice to Landlord by such governmental authority, may terminate this Lease, in which event Total Rent shall be apportioned and paid up to and including the date the Premises become untenantable if terminated by Landlord, but up to and including the date of termination if terminated by Tenant.

                  (c) Without limiting the provisions of Section 4.6(d), Tenant shall, at Tenant's sole cost and expense but subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, make each and every alteration or addition to the Premises required to bring the Premises into compliance with the requirements imposed by the Americans with Disabilities Act, (42 U.S.C. Section 12101 et ~q,) and any regulations promulgated pursuant thereto ("ADA Requirements") effective from time to time during the Lease Term, and any period of holding over by Tenant if:

                    (i) the requirement for such alteration or addition arises as a result of:

                    (l)  any alteration or addition by Tenant; or

                    (2)  any violation by Tenant of any ADA Requirements; or

                    (3) a special use of the Premises or any part thereof by Tenant or any assignee or subtenantof Tenant (including, but not limited to, use for a facility which constitutes, or, if open to the public generally, would constitute, a "place of public accommodation" under the ADA Requirements); or

                    (4) the special needs of the employee(s) of Tenant or any assignee or subtenant of Tenant; or

                    (ii) the ADA Requirements would otherwise make Tenant, rather than Landlord, primarily responsible for making such alteration or addition.

         8.11     SUBORDINATION AND ATTORNMENT:

                           (a)      Except as provided in Subsection  (c) below
and subject to the provisions of subsection (d) below, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of Landlord's Mortgage.

                           (b)      While  Subsection  (a) of this  Section
8.11 is self-operative, and no further instrument of subordination shall be necessary, Tenant shall, in confirmation of such subordination, upon demand, at any time or times, execute, acknowledge and deliver to Landlord or a holder of Landlord's Mortgage any and all instruments requested by either of them to evidence such subordination.

                           (c) Tenant shall,  upon demand, at any time or times,
execute, acknowledge, and deliver to Landlord or to a holder of Landlord's Mortgage, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of Landlord's Mortgage.

                           (d)  Tenant  shall,  at the  option of any  holder of
Landlord's Mortgage or any other purchaser at a foreclosure sale who shall hereafter succeed to the rights of Landlord under this Lease (the "Purchaser"), attorn to and recognize such Purchaser as Tenant's landlord under this Lease from and after the foreclosure and for the balance of the Lease Term and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Purchaser and Tenant, subject to all of the terms, covenants and conditions of this Lease; provided, however, that the Purchaser (including its successors and assigns) shall not be (i) liable for any act or omission of any prior Landlord under the Lease, (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord under the Lease, (iii) bound by any Base Rental or other payments which Tenant might have paid for more than the current month to any prior Landlord under the Lease, or
(iv) bound by any amendment or modification of the Lease made after the date of the foreclosed Landlord's Mortgage without the prior written consent of the Mortgagee thereunder. The provisions of this subsection (d) shall survive any termination of this Lease resulting from a foreclosure of Landlord's Mortgage.

                           (e)  If  Tenant   fails  at  any  time  to   execute,
acknowledge and deliver any of the instruments provided for by Subsections 8. 11(b), (c) and (d) above within ten (10) days after Landlord's demand so to do, Landlord, in addition to the remedies allowed by Article VI, may execute, acknowledge and deliver any and all of such instruments as the attorney-in-fact of Tenant and in its name, place and stead, and Tenant hereby irrevocably appoints Landlord, its successors and assigns, as such attorney-in-fact.

         8.12 ESTOPPEL CERTIFICATE: At any time and from time to time, Tenant, on or before the date specified in a request therefor made by Landlord, which date shall not be earlier than ten (1O) days from the making of such request, shall execute, acknowledge and deliver to Landlord a certificate in substantially the same form as the Estoppel Certificate which is attached hereto as Exhibit "G" and incorporated herein by reference. Each certificate delivered pursuant to this Section may be relied on by any prospective purchaser or transferee of Landlord's interest hereunder or of any part of Landlord's property or by any holder or prospective holder of Landlord's Mortgage, or a mortgage or prospective mortgage of any part of Landlord's other property.

         8.13 SEVERABILITY: Each clause and provision of this Lease shall be valid and enforced to the fullest extent permitted by applicable law; however, if any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease and the application of such clause or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, unless the amount of Total Rent payable hereunder is thereby decreased, in which event Landlord may terminate this Lease. Should any of the provisions of this Lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party by reason of any rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the negotiation and preparation of this Lease.

         8.14 CAPTIONS: The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         8.15 SUCCESSORS AND ASSIGNS: The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Tenant, to the provisions of Article V.

         8.16 SALE OF BUILDING: In the event of any sale or sales of the Building (and the property on which same is situated) or of any lease thereof, the Landlord named herein above shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the Building. Should the entire Building and the property on which same is situated be severed as to ownership by sale and/or lease, then the owner of the entire Building or the lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding Landlord for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding Landlord. The provisions of this
Section 8.16 shall apply to each and every sale, lease or other transfer of the Building or the property on which same is situated, or both, during the Lease Term.

         8.17 TRANSFER OF TENANTS: This Section 8.17 shall only be effective at such times and from time to time as the Premises contain a rentable area of 3,200 square feet or less. Landlord hereby reserves the right, at its sole option and upon giving at least ninety (90) calendar days written notice in advance to Tenant, to transfer and remove Tenant from the Premises from time to time to any other available space in the Tower Place Complex of substantially equal area, which space shall, once Tenant has been relocated therein, be deemed the "Premises" for purposes of this Lease. Landlord hereby agrees to bear the expense of such transfer and removal, as well as the expense of any renovations or alterations which are necessary to make the new space conform substantially in layout and appointment with the Premises. Failure of Tenant to cooperate with Landlord pursuant to this provision and to remove itself from the Premises shall permit Landlord to enter the Premises and to remove Tenant and its property therefrom and to relocate Tenant and its property in the new space provided by Landlord pursuant to this provision, all without being liable to Tenant in any manner whatsoever for such acts, except for the expenses which are expressly provided in this Section 8.17 to be paid by Landlord.

         8.18 GOVERNING LAW: The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

         8.19 TIME IS OF THE ESSENCE: Except as otherwise specifically provided herein, time is of the essence of this Lease.

         8.20 LIMITATION OF LIABILITY: Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Building, and Tenant shall look solely to Landlord's interest in the Building for satisfaction of Tenant's remedies. Neither Landlord nor any partner, officer, director, or shareholder of Landlord or of any partner of Landlord shall have any personal liability whatsoever with respect to this Lease.
         8.21 EXECUTION: This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and shall be admissible into evidence or used for any purpose without the production of the other counterparts.

         8.22 MULTIPLE/ TENANTS: If Tenant is composed of more than one individual or entity, then all are jointly and severally liable for the due and proper performance of Tenant's duties and obligations arising under or in connection with this Lease.

         8.23 FORCE MAJEURE: Landlord shall be excused from the performance of any of its obligations for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material or services, or acts of God.

         8.24 QUIET ENJOYMENT: Provided that Tenant fully and timely performs all the terms of this Lease on Tenant's part to be performed, including payment by Tenant of all Total Rent, Tenant shall have, hold and enjoy the Premises during the Lease Term without hindrance or disturbance from or by Landlord; subject, however, to all of the terms, conditions and provisions of this Lease, Landlord's Mortgage and any and all ground leases, restrictive covenants, easements, and other encumbrances now or hereafter affecting the Premises, the Building or the Tower Place Complex (if applicable).

         8.25 ATTORNEYS' FEES: If any rent or other amount owing by Tenant to Landlord under this Lease is collected by or through an attorney at law, Tenant agrees to pay an additional amount equal to fifteen percent (15%) of such sum as attorneys' fees.

         8.26 ALTERATIONS IN COMPOSITION OF COMMON AREAS: Landlord reserves the right in its sole discretion to redesign, change, rearrange, alter, reconstruct, modify, expand, reduce or supplement any and all of the facilities designed for the common use and convenience of all tenants of the Tower Place Complex and/or the Building, including, without limitation, parking areas, driveways and other the Common Areas, so long as access to the Premises is not materially adversely affected thereby. In furtherance, and not in limitation, of the foregoing, Landlord shall have the right to erect additional stores or other structures in the Tower Place Complex, or to add to or otherwise modify buildings and facilities now or hereafter existing in the Tower Place Complex, and, in connection with any such activity and construction, to erect temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied Tenant and that there shall be no encroachment upon the interior of the Premises. Landlord shall have the right to close the Common Areas or any portion thereof (including, without limitation, all roadways, driveways, accessways, sidewalks and parking areas and facilities now or hereafter within the Tower Place Complex) at such time and in such manner as is necessary or appropriate, in Landlord's sole opinion, to prevent their deduction as public rights-of-way or streets, and to do and perform such other acts in, to and with respect to the Common Areas as at the time in question accord with good and generally accepted standards of operation of mixed-use, high-rise developments.

         8.27 PARKING: Tenant shall have the right on the Commencement Date to lease parking spaces in the parking facilities of the Tower Place Complex available to tenants therein (as same may be modified from time to time) up to the maximum number of parking spaces stipulated in Section 1.1 (r). All of such spaces shall be unassigned and shall be leased at the posted monthly rental rates in effect therefor from time to time. If less than the maximum number of spaces allowed hereunder are leased by Tenant as of the Commencement Date or at any time thereafter, Tenant shall forfeit permanently any rights to spaces not so leased. Landlord and Tenant agree and Tenant acknowledges that rates for spaces in the parking facilities of the Tower Place Complex may vary according to the location of spaces in the facilities and according to whether or not spaces are reserved or unreserved. Tenant further acknowledges and agrees that Landlord may designate certain spaces within the parking facilities of the Tower Place Complex as reserved or assigned spaces for the benefit of Landlord, visitors to the project or tenants therein, other tenants, couriers and delivery services and other persons. Tenant shall comply and cause its employees to complete and sign the Tower Place Parking Application. Tenant must comply with all rules and regulations established by Landlord and/or the operator of the parking facilities as provided in the Tower Place Parking Rules and Regulations, including, without limitation, any card, sticker or other identification system, whether now or hereafter in effect, and agrees to pay to Landlord a fifteen dollar ($15.00) or as modified from time to timedeposit for each parking card issued. All parking privileges granted pursuant to this Section 8.27 are non-assignable and nontransferable by Tenant; provided however, that parking privileges may be assigned or transferred by Tenant in conjunction with a transfer, assignment or subletting allowed by Article V of this Lease. Tenant agrees to pay, as additional rent, the sum of $15.00 for any parking cards which become lost, mutilated or destroyed.

         8.28 SPECIAL STIPULATIONS: The Special Stipulations, if any, attached hereto are made a part hereof by this reference, and to the extent they conflict with any of the foregoing provisions, they shall control.

         8.29 AUTHORIZATION: As a material inducement to Landlord to enter into this Lease, Tenant, and each party executing this Lease on behalf of Tenant, intending that Landlord rely on each such representation and warranty, represents and warrants to Landlord that:

                           (a)      the  execution,  delivery  and full
performance of this Lease by Tenant do not and shall not constitute a violation of any contract, agreement, undertaking, judgment, statute, regulation, governmental or court order or other restriction of any kind to which Tenant is a party or by which Tenant is or may be bound;

                           (b) Tenant has  executed  and entered into this Lease
free from fraud, undue influence, duress, coercion or other defenses to the execution of this Lease;

                           (c)  this  Lease  constitutes  a  valid  and  binding
obligation of Tenant, enforceable against Tenant in accordance with the terms of this Lease;

                           (d) Tenant is duly organized, validly existing and in
good standing under the laws of the state of Tenant's organization and has full power and authority to enter into this Lease, to perform Tenant's obligations under this Lease in accordance with the terms hereof, and to transact business in the State of Georgia; and

                           (e) the  execution  and delivery of this Lease by the
individual or individuals executing this Lease on behalf of Tenant, and Tenant's performance of its obligations under this Lease, have been duly authorized and approved by all necessary corporate or partnership action, as the case may be, and Tenant's execution, delivery and performance of this Lease are not in conflict with Tenant's bylaws or articles of incorporation (if a corporation), agreement of partnership (if a partnership), or other charters, agreements, rules or regulations governing Tenant's business, as any of the foregoing may have been supplemented, modified, amended, or altered in any manner.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed under seal as of the date first above written.

                              LANDLORD:

                              TOWER PLACE, L.P.
                              a Georgia Limited Partnership

                              By:      REGENT PEACHTREE HOLDINGS, INC.
                              a Georgia Corporation, its sole General Partner


                              By:      ____________________________________
                                        Name: David B. Allman
                                        Its: President



                              Attest:  _________________________________________
                                        Name: C. Lowell Ball
                                        Its: Secretary



                              (CORPORATE SEAL)






                              TENANT:

                              RMS TITANIC, INC.
                              a Florida corporation


                              By:      ___________________________________
                                        Name: Arnie Geller
                                        Its: President & CEO


                              Attest:  _________________________________________
                                        Name: G. Michael Harris
                                        Its: Secretary


                             (CORPORATE SEAL)